Evergreen

EVERGREEN VA GLOBAL LEADERS FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Global Leaders Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Global Leaders Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Global Leaders Fund
Fund at a Glance as of June 30, 2002

“We believe patience, stock selection and a strong sell-discipline are the key elements of a successful strategy in this difficult environment.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team and International Equity Team

Lead Managers:
Patricia Bannan, CFA & Gilman C. Gunn

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

6-month return	-5.64%

Average Annual Returns

1 year	-9.23%

5 year	1.78%

Since Portfolio Inception	3.55%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund,1 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Consumer Price Index (CPI).

The MSCI World Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Global Leaders Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended June 30, 2002, the fund had a total return of -5.64%. For the same six-month period, the median return of variable annuity global funds was -7.69%, according to Lipper Inc., an independent monitor of mutual fund performance, while the Morgan Stanley Capital International World Free Index (MSCI World Free) returned -8.82%. Starting with this report, we are using the MSCI World Free rather than the Morgan Stanley Capital International World Index (MSCI World). The MSCI World Free differs from the MSCI World in that it does not include company shares which are not freely tradable, for example those owned and controlled by foreign governments and therefore not available to private investors. We believe the MSCI World Free more accurately reflects the tradable universe of stocks in which the fund is able to invest.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)
Total Net Assets	$43,962,272

Number of Holdings	103

P/E Ratio	25.9x

What factors affected the fund’s performance?

The six-month period marked a turnaround in global investing. For the first time in several years, foreign equity markets tended to outperform U.S. equities and the fund’s foreign holdings tended to give the greatest support to performance. The fund pursues a strategy of selecting and investing in outstanding foreign and domestic stocks, trying to find the best investment ideas throughout the world. During the six months, both the fund’s foreign and domestic portfolios outperformed their relevant benchmarks.

TOP 10 COUNTRIES
(as a percentage of 6/30/2002 net assets)

United States	52.8%

Japan	8.2%

United Kingdom	7.4%

Canada	4.9%

Switzerland	4.3%

Italy	3.9%

France	3.1%

Sweden	2.4%

Hong Kong	2.0%

Netherlands	2.0%

What was the investment environment for foreign investing?

The relatively stronger performance by foreign markets resulted both from improving prospects internationally and disappointments domestically. Signs of modest strengthening of economic life appeared in Japan, which has been in a deep recession for the past 12 years. At the same time, emerging markets showed improved performance as stock prices began to revive from very low valuations. In addition, after several years of strong gains, the U.S. dollar started to decline in value against other major currencies, including the euro and the Japanese yen.

What were your principal strategies in investing in foreign markets?

We kept the international portion of the portfolio positioned defensively, focusing on inexpensively priced stocks of leading companies with consistent earnings, especially in more industrialized nations. We were more cautious than many of our competitors, who placed greater emphasis on more aggressive areas such as technology and telecommunications, anticipating a strong rebound in the latter half of 2002. However, we believed valuations were the primary factor to consider in a volatile period and we emphasized reasonably priced stocks of companies with consistent and predictable earnings in industries such as tobacco, beverages, food and real estate.

An excellent example of the type of stock in which we invested was Luxxotica, the Italian company with an international leadership position in eyeglasses and related products. This company, which first made a name for itself in fashion frames, has among its holdings the Lenscrafters and Sunglass Hut retail chains in the United States. It has grown to take a dominant position in the eyewear industry, producing frames and lenses as well as operating direct retail outlets. Thus, it is a good example of a successful, vertically-integrated company.

What was the investment environment for domestic investing?

It was a very difficult market, with stock prices giving up most of the gains they realized in the late-2001 rally. Controversies over accounting and the reliability of corporate earnings

EVERGREEN
VA Global Leaders Fund
Portfolio Manager Interview

reports undermined investor confidence. The worst performing stocks were those caught up in questions about their own financial books. Despite the almost unrelenting bad news from the stock market, the overall story from the economy was more mixed, with both positive and negative signals. The Federal Reserve Board kept short-term interest rates low, the American consumer continued to spend, and the industrial sector showed signs that it had reached the bottom of its slump. Corporate earnings started to show signs of improvement, especially for those companies that had reduced their costs and become more efficient in the past year. But with front-page headlines about controversies surrounding Enron, Arthur Andersen, WorldCom, Tyco and other companies, investors grew increasingly nervous about equities. Consumer staples, basic materials and energy stocks tended to do relatively well, while telecommunications services and technology stocks continued to perform very poorly.

What were your principal strategies in managing the domestic portion of the portfolio in this difficult environment?

We placed the greatest emphasis on industrials, basic materials and consumer stocks. We reasoned that industrials were a leveraged play on an improving economy, while basic materials also tended to be an area that did well early in an industrial cycle. A representative holding was the chemical firm PPG Industries. We also invested in defense industry stocks such as L-3 Communications to take advantage of an increase in defense spending. We continued to emphasize consumer stocks because of their predictable earnings and high-quality management, with major holdings in Wal-Mart Stores, Starbucks and Harley-Davidson. Throughout the period, we underweighted telecommunications services, utilities and pharmaceuticals.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Consumer Discretionary	17.9%

Consumer Staples	15.8%

Financials	15.1%

Health Care	12.8%

Information Technology	9.2%

Which domestic investments had the greatest impact on performance?

Our focus on quality companies with predictable earnings growth and reasonable valuations was a positive factor, as was our avoidance of the worst disasters. Performance was helped by our overweighted positions in consumer staples, such as Anheuser-Busch, Coca-Cola, Kraft Foods and PepsiCo, while consumer discretionary stocks such as Harley-Davidson and Starbucks were positive contributors. In general, our de-emphasis of telecommunications service and equipment companies and technology in general helped performance. We did not own AT&T, Qwest Communications or WorldCom. One strong tech-related performer, however, was Affiliated Computer Services, whose processing business delivered consistent revenues and earnings despite the downdraft in tech equipment spending. Our industrial holdings tended to do well, with strong performance realized from companies such as 3M and Burlington Northern Santa Fe. We sold our position in Tyco in January, avoiding the worst of the disaster associated with that stock.

Our financial holdings, in general, detracted from returns, although we did get good performance from Wells Fargo and Capital One. Unfortunately, this was offset by detractors such as CitiGroup and American International Group, complicated companies that became tainted by the general suspicion of accounting techniques even though these companies were not implicated directly in allegations of questionable bookkeeping.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Luxottica Group SpA, ADS	2.7%

Logitech International SA	2.5%

Sony Corp.	2.2%

Wal-Mart Stores, Inc.	2.0%

Exxon Mobil Corp.	1.9%

Coloplast A/S	1.8%

Seven-Eleven Japan Co., Ltd.	1.8%

Swiss Reinsurance Co.	1.8%

United Technologies Corp.	1.6%

Swedish Match Co.	1.6%

EVERGREEN
VA Global Leaders Fund
Portfolio Manager Interview

What is your outlook for stocks in the United States for the next six months?

We anticipate that stock prices will continue to be volatile, with conflicting forces trying to push stock prices in different directions. Investors should expect more normal returns from equities by historical standards rather than the out-sized returns of the late 1990s. In this environment, we expect to continue to focus on quality companies with predictable revenues and earnings and reasonable stock prices.

On the positive side, the Fed’s policy has kept short-term interest rates low, inflation remains under control, and stock valuations are becoming more attractive as the economy strengthens and profits improve. On the negative side, stock valuations still are not cheap by historical measures. There is little sign of pent-up demand for equities, and accounting issues create doubt and skepticism about the reliability of company information. Corporate spending on technology remains sluggish, while the federal surplus has disappeared and the government is again in deficit spending.

We believe patience, stock selection and a strong sell-discipline are the key elements of a successful strategy in this difficult environment.

What is your outlook for foreign investing in the next six months?

We believe foreign stocks potentially offer strong opportunities because of improving conditions internationally and the continued weakness of the U.S. dollar, which encourages investors to move money to international markets. However, we anticipate the markets will continue to be volatile and we intend to remain focused on reasonably priced stocks of companies with consistent earnings records.

EVERGREEN
VA Global Leaders Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999	1998[1]	1997[1,2]
Net asset value, beginning of period	$ 12.41	$ 14.40	$ 15.85	$ 12.76	$ 10.79	$ 10.00

Income from investment operations

Net investment income	0.04	0.06	0.07	0.06	0.10	0.11

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(0.74)	(1.99)	(1.45)	3.09	1.94	0.77

Total from investment operations	(0.70)	(1.93)	(1.38)	3.15	2.04	0.88

Distributions to shareholders from

Net investment income	0	(0.06)	(0.07)	(0.06)	(0.07)	(0.06)

Net realized gains	0	0	0	0	0	(0.03)

Total distributions to shareholders	0	(0.06)	(0.07)	(0.06)	(0.06)	(0.07)

Net asset value, end of period	$ 11.71	$ 12.41	$ 14.40	$ 15.85	$ 12.76	$ 10.79

Total return[3]	(5.64%)	(13.42%)	(8.70%)	24.72%	18.92%	8.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 43,962	$ 44,224	$ 43,382	$ 21,022	$ 9,583	$ 2,899

Ratios to average net assets

Expenses[4]	1.00%[5]	1.00%	1.01%	1.01%	1.04%	1.05%[5]

Net investment income	0.66%[5]	0.45%	0.57%	0.58%	0.89%	1.15%[5]

Portfolio turnover rate	47%	76%	21%	17%	12%	11%

1. Net investment income is based on average shares outstanding during the period.

2. For the period from March 6, 1997 (commencement of operations), to December 31, 1997.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Global Leaders Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 93.7%
CONSUMER DISCRETIONARY - 17.4%
Automobiles - 2.5%
Harley-Davidson, Inc. *	United States	11,775	$ 603,704
Toyota Motor Corp.	Japan	18,800	498,761
1,102,465
Distributors - 0.9%
Li & Fung, Ltd.	Hong Kong	284,000	385,961
Hotels, Restaurants & Leisure - 2.6%
Cafe De Coral Holdings, Ltd.	Hong Kong	274,000	212,532
Compass Group	United Kingdom	52,660	319,547
Sodexho Alliance	France	10,218	386,780
Starbucks Corp. * (p)	United States	9,550	237,318
1,156,177
Household Durables - 2.2%
Sony Corp. (p)	Japan	18,100	961,110
Leisure Equipment & Products - 1.3%
Nintendo Co., Ltd.	Japan	4,000	588,996
Media - 2.3%
McGraw-Hill Companies, Inc.	United States	4,425	264,173
Publicis Groupe SA	France	6,000	165,310
Viacom, Inc., Class B *	United States	4,400	195,228
VNU NV	Netherlands	14,168	393,006
1,017,717
Multi-line Retail - 2.0%
Wal-Mart Stores, Inc. (p)	United States	15,650	860,907
Specialty Retail - 1.6%
Bed Bath & Beyond, Inc. *	United States	6,500	245,310
Home Depot, Inc.	United States	11,775	432,496
677,806
Textiles & Apparel - 2.0%
Hermes International	France	2,900	457,102
Hugo Boss AG	Germany	17,710	300,271
Inditex SA	Spain	6,200	130,667
888,040
CONSUMER STAPLES - 15.8%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	United States	6,675	333,750
Coca-Cola Co.	United States	8,225	460,600
Interbrew SA	Belgium	13,000	372,525
PepsiCo, Inc.	United States	7,975	384,395
1,551,270
Food & Drug Retailing - 3.1%
Koninklijke Ahold NV	Netherlands	16,453	345,455
Seven-Eleven Japan Co., Ltd.	Japan	20,000	787,553
SYSCO Corp.	United States	8,225	223,884
1,356,892

EVERGREEN
VA Global Leaders Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 2.2%
George Weston, Ltd.	Canada	7,700	$ 636,301
Kraft Foods, Inc., Class A	United States	8,325	340,908
977,209
Household Products - 2.3%
Procter & Gamble Co.	United States	3,825	341,572
Reckitt Benckiser Plc	United Kingdom	37,500	672,943
1,014,515
Tobacco - 4.7%
Altadis SA	Spain	27,400	564,500
British America Tobacco Plc	United Kingdom	56,100	603,007
Philip Morris Companies, Inc.	United States	4,200	183,456
Swedish Match Co.	Sweden	84,400	696,286
2,047,249
ENERGY - 7.9%
Oil & Gas - 7.9%
Eni SpA	Italy	33,222	527,252
Exxon Mobil Corp.	United States	19,925	815,331
Petroleo Brasileiro SA, ADR (p)	Brazil	14,000	264,040
Phillips Petroleum Co.	United States	4,750	279,680
Suncor Energy, Inc.	Canada	32,000	560,480
Talisman Energy, Inc.	Canada	11,040	496,135
Woodside Petroleum, Ltd.	Australia	70,000	534,841
3,477,759
FINANCIALS - 15.1%
Banks - 4.7%
Kookmin Bank, ADR	South Korea	13,236	650,549
Lloyds TSB Group Plc	United Kingdom	28,700	285,736
Mellon Financial Corp.	United States	5,300	166,579
Royal Bank of Scotland Group Plc	United Kingdom	42,574	515,685
Wells Fargo & Co. (p)	United States	8,725	436,774
2,055,323
Diversified Financials - 5.3%
Capital One Financial Corp. (p)	United States	5,975	364,774
Citigroup, Inc.	United States	15,308	593,185
Fannie Mae	United States	8,575	632,406
HSBC Holdings Plc	United Kingdom	30,800	354,409
Morgan Stanley Dean Witter & Co.	United States	8,525	367,257
2,312,031
Insurance - 3.8%
Aegon NV	Netherlands	6,800	141,502
American International Group, Inc. *	United States	6,425	438,378
Marsh & McLennan Co.	United States	3,275	316,365
Swiss Reinsurance Co.	Switzerland	8,030	783,349
1,679,594
Real Estate - 1.3%
Cheung Kong Holdings, Ltd.	Hong Kong	36,000	300,009
Westfield Holdings	Australia	34,900	293,971
593,980

EVERGREEN
VA Global Leaders Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - 12.8%
Health Care Equipment & Supplies - 6.0%
Baxter International, Inc.	United States	4,025	$ 178,911
Coloplast A/S	Denmark	10,000	809,561
Luxottica Group SpA, ADS	Italy	62,900	1,195,100
Medtronic, Inc.	United States	4,400	188,540
Saint Jude Medical, Inc.	United States	3,800	280,630
2,652,742
Health Care Providers & Services - 0.6%
HCA-The Healthcare Corp.	United States	5,100	242,250
Pharmaceuticals - 6.2%
Astrazeneca Plc, ADR (p)	United Kingdom	6,000	246,000
GlaxoSmithKline Plc, ADR	United Kingdom	6,321	247,294
Johnson & Johnson Co.	United States	7,825	408,935
Pfizer, Inc.	United States	16,400	574,000
Pharmacia Corp.	Sweden	3,258	124,664
Sanofi-Synthelabo SA	France	5,920	359,475
Takeda Chemical Industries, Ltd.	Japan	14,000	614,358
UCB SA	Belgium	4,500	164,793
2,739,519
INDUSTRIALS - 8.0%
Aerospace & Defense - 1.6%
United Technologies Corp.	United States	10,570	717,703
Commercial Services & Supplies - 0.8%
Automatic Data Processing, Inc.	United States	2,125	92,543
First Data Corp. *	United States	6,700	249,240
341,783
Industrial Conglomerates - 2.9%
3M Co.	United States	3,625	445,875
Eniro AB	Sweden	32,500	248,716
General Electric Co.	United States	19,450	565,023
1,259,614
Machinery - 0.7%
Illinois Tool Works, Inc.	United States	4,750	324,425
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	United States	9,025	270,750
Transportation Infrastructure - 1.4%
Brisa-Auto Estradas de Portugal SA	Portugal	109,500	615,256
INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.9%
Cisco Systems, Inc. *	United States	26,600	371,070
Computers & Peripherals - 4.2%
Canon, Inc., ADR	Japan	4,200	158,886
Dell Computer Corp. *	United States	11,825	309,105
International Business Machines Corp.	United States	4,125	297,000
Logitech International SA	Switzerland	23,500	1,090,312
1,855,303

EVERGREEN
VA Global Leaders Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.4%
Affiliated Computer Services, Inc., Class A (p)	United States	3,925	$ 186,359
Semiconductor Equipment & Products - 1.4%
Intel Corp. *	United States	18,750	342,562
Texas Instruments, Inc. *	United States	11,125	263,663
606,225
Software - 2.3%
Microsoft Corp. *	United States	12,675	693,322
Oracle Corp. *	United States	18,725	177,326
Veritas Software Corp.	United States	7,750	153,373
1,024,021
MATERIALS - 5.3%
Chemicals - 1.9%
PPG Industries, Inc.	United States	7,975	493,652
Praxair, Inc.	United States	5,850	333,275
826,927
Construction Materials - 1.3%
CRH Plc	Ireland	34,702	564,424
Metals & Mining - 2.1%
Companhia Vale do Rio Doce, ADR (p)	Brazil	18,100	469,695
Placer Dome, Inc.	Canada	40,000	447,751
917,446
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
L-3 Communications Holdings, Inc. (p)	United States	6,400	345,600
Verizon Communications, Inc.	United States	15,375	617,306
962,906
Total Common Stocks			41,183,724
PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Porsche AG	Germany	469	223,068
RIGHTS - 0.0%
FINANCIALS - 0.0%
Real Estate - 0.0%
Cheung Kong Holdings, Ltd.	Hong Kong	1,440	0
SHORT-TERM INVESTMENTS - 10.4%
MUTUAL FUND SHARES - 10.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	1,437,490	1,437,490
Navigator Prime Portfolio (pp)	United States	3,144,199	3,144,199
Total Short-Term Investments			4,581,689
Total Investments - (cost $44,967,283) - 104.6%			45,988,481
Other Assets and Liabilities - (4.6%)			(2,026,209)
Net Assets - 100.0%			$ 43,962,272

EVERGREEN
VA Global Leaders Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares

At June 30, 2002, the fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United States	$ 23,222,557	50.5%
Japan	3,609,664	7.8%
United Kingdom	3,244,621	7.1%
Canada	2,140,666	4.7%
Switzerland	1,873,661	4.1%
Italy	1,722,352	3.7%
France	1,368,667	3.0%
Sweden	1,069,666	2.3%
Hong Kong	898,503	2.0%
Netherlands	879,963	1.9%
Australia	828,812	1.8%
Denmark	809,561	1.8%
Brazil	733,735	1.6%
Spain	695,167	1.5%
South Korea	650,549	1.4%
Portugal	615,256	1.3%
Ireland	564,424	1.2%
Belgium	537,318	1.2%
Germany	523,339	1.1%
Total	$ 45,988,481	100.0%

At June 30, 2002, the fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at June 30, 2002	In Exchange for U.S. $	Unrealized Gain

08/30/2002	2,974,248 Euro Dollar	$2,761,500	$2,923,563	$162,063
08/30/2002	1,982,832 Euro Dollar	$1,841,000	$1,949,042	108,042

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at June 30, 2002	In Exchange for U.S. $	Unrealized Loss

08/30/2002	1,490,000 Euro Dollar	$1,390,021	$1,464,608	($74,587)
08/30/2002	990,000 Euro Dollar	$923,571	$973,129	(49,558)

See Notes to Financial Statements.

EVERGREEN
VA Global Leaders Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 44,967,283
Net unrealized gains on securities	1,021,198

Market value of securities	45,988,481
Foreign currency, at value (cost $549,748)	579,849
Receivable for securities sold	379,529
Dividends and interest receivable	30,904
Unrealized gains on forward foreign currency exchange contracts	270,105
Receivable from investment advisor	6,464

Total assets	47,255,332

Liabilities
Unrealized losses on forward foreign currency exchange contracts	124,145
Payable for securities on loan	3,144,199
Due to other related parties	358
Accrued expenses and other liabilities	24,358

Total liabilities	3,293,060

Net assets	$ 43,962,272

Net assets represented by
Paid-in capital	$ 50,941,009
Undistributed net investment income	145,745
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(8,323,449)
Net unrealized gains on securities and foreign currency related transactions	1,198,967

Total net assets	$ 43,962,272

Shares outstanding	3,754,819

Net asset value per share	$ 11.71

See Notes to Financial Statements.

EVERGREEN
VA Global Leaders Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign witholding taxes of $29,139)	$ 347,957
Interest	18,718

Total investment income	366,675

Expenses
Advisory fee	191,996
Administrative services fees	22,068
Transfer agent fee	318
Trustees’ fees and expenses	1,036
Printing and postage expenses	22,121
Custodian fee	14,899
Professional fees	7,823
Organization expenses	336
Other	1,319

Total expenses	261,916
Less: Expense reductions	(179)
Fee waivers	(41,052)

Net expenses	220,685

Net investment income	145,990

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized losses on:
Securities	(4,108,895)
Futures contracts	(15,206)
Foreign currency related transactions	(940)

Net realized losses on securities, futures contracts and foreign currency related transactions	(4,125,041)

Net change in unrealized gains on securities and foreign currency related transactions	1,368,315

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(2,756,726)

Net decrease in net assets resulting from operations	$ (2,610,736)

See Notes to Financial Statements.

EVERGREEN
VA Global Leaders Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 145,990	$ 193,714
Net realized losses on securities, futures contracts and foreign currency related transactions	(4,125,041)	(2,637,852)
Net change in unrealized gains or losses on securities and foreign currency
related transactions	1,368,315	(3,632,504)

Net decrease in net assets resulting from operations	(2,610,736)	(6,076,642)

Distributions to shareholders from
Net investment income	0	(197,806)

Capital share transactions
Proceeds from shares sold	9,916,964	36,392,563
Payment for shares redeemed	(7,567,460)	(29,474,155)
Net asset value of shares issued in reinvestment of distributions	0	197,806

Net increase in net assets resulting from capital share transactions	2,349,504	7,116,214

Total increase (decrease) in net assets	(261,232)	841,766
Net assets
Beginning of period	44,223,504	43,381,738
End of period	$ 43,962,272	$ 44,223,504

Undistributed (overdistributed) net investment income	$ 145,745	$ (245)

Other Information:
Share increase (decrease)
Shares sold	812,019	2,806,460
Shares redeemed	(621,459)	(2,271,397)
Shares issued in reinvestment of distributions	0	16,174

Net increase in shares	190,560	551,237

See Notes to Financial Statements.

EVERGREEN
VA Global Leaders Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Global Leaders Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

EVERGREEN
VA Global Leaders Fund
Notes to Financial Statements (Unaudited) (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of the six months ended June 30, 2002, all organization expenses have been fully amortized.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.87% of the average daily net assets of the Fund.

During the six months ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $41,052. The impact on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.19%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended, June 30, 2002, the Fund paid brokerage commissions of $10,006 to First Union Securities, Inc.

EVERGREEN
VA Global Leaders Fund
Notes to Financial Statements (Unaudited) (continued)

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $22,450,170 and $20,147,604, respectively, for the six months ended June 30, 2002.

The Fund loaned securities during the six months ended June 30, 2002 to certain brokers. At June 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $3,025,834 and $3,144,199, respectively. During the six months ended June 30, 2002, the Fund earned $5,049 in income from securities lending.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $44,967,283. The gross unrealized appreciation and depreciation on securities based on that cost was $4,356,413 and $3,335,215, respectively, with a net unrealized appreciation of $1,021,198.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $47,378, $35,455, $1,132,979 and $982,338, expiring in 2006, 2007, 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $1,810,781.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The Fund received $179 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558957 8/2002

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For more information
Evergreen Express Line 800.346.3858
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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034